UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

July 2, 2020

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Order Instituting Administrative Proceeding

On July 2, 2020, ERBA Diagnostics, Inc. (the “Company”) became aware of the existence of an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Order”), dated July 1, 2020, by the Securities and Exchange Commission (the “SEC”), naming the Company as a respondent, a copy of which is attached hereto as Exhibit 99.1. In the Order, the SEC stated that the Company is delinquent in its periodic filings with the SEC, failed to meet its obligations to file timely reports and failed to comply with Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 13a-1 and 13a-14 thereunder. As stated in the Order, the SEC has deemed it necessary and appropriate for public administrative proceedings to be instituted to determine, among other things, whether it is necessary and appropriate to suspend for a period not exceeding twelve months, or revoke the registration of, the common stock of the Company, which is registered pursuant to Section 12 of the Exchange Act. Although the Company has not yet been served, the Order states that the Company will have ten days after the date of service of the Order to provide the SEC with an answer to the Order.

The Company is assessing various courses of action under the current circumstances in an effort to preserve the value of the Company for its stockholders, including the manner in which, or whether, to provide an answer to the Order or to participate in the administrative hearing. There can be no assurance that Company will be able to prevail at any administrative hearing or that the registration of the common stock of the Company, which is registered pursuant to Section 12 of the Exchange Act, will not be revoked or suspended.

If the registration of the Company’s common stock is revoked or suspended, then, unless the Company is able to otherwise register its common stock, the trading of the Company’s common stock will cease, the Company’s periodic reporting obligations under Section 13(a) of the Exchange Act will terminate, and no member of a national securities exchange, broker or dealer will be permitted to use the mails or other means of interstate commerce to effect any transaction in or to induce the purchase or sale of any shares of the Company’s common stock.

As previously reported, other than the filing of Current Reports on Form 8-K, the Company has not filed any periodic reports since it filed a Form 10-Q for the period ended June 30, 2015. As previously reported, during the third quarter of 2015, the Company implemented, among other things, a new, enhanced balance sheet review process, with a particular focus on reconciliation of significant accounts, including, among others, intercompany accounts and corresponding eliminations made, or required to be made at the consolidated level, and their potential impact on the Company’s consolidated financial statements. In the course of implementing such new, enhanced review process, the Company identified materially out of balance accounts evident in the elimination process and noted erroneous recording of transactions to such intercompany and other accounts for each of the years ended December 31, 2014 and 2013 and for each of the interim periods ended March 31, 2015 and June 30, 2015. As previously reported, the Company financial statements for each of the years ended December 31, 2014 and 2013 and for each of the interim periods ended March 31, 2015 and June 30, 2015 should no longer be relied upon.

Suspension of Trading

On July 5, 2020, the Company became aware of the existence of a SEC Release announcing the temporary suspension of trading in the Company’s common stock commencing on July 2, 2020 and terminating on July 16, 2020, a copy of which is attached as Exhibit 99.2. The SEC’s decision to halt the trading in the Company’s common stock was entered pursuant to Section 12(k) of the Exchange Act. As discussed above, the Company is assessing various courses of action under the current circumstances in an effort to preserve the value of the Company for its stockholders. Although this is a temporary suspension of trading, there can be no assurance that trading in the Company’s common stock will ever resume.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit 99.1 – SEC Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934, dated July 1, 2020.

Exhibit 99.2 – SEC Release No. 89207, dated July 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: July 8, 2020	By:	/s/ David Barka
David Barka,
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	SEC Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934, dated July 1, 2020.

99.2	SEC Release No. 89207, dated July 1, 2020.